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                                                                  EXHIBIT 10.14




                                 ALLERGAN, INC.
                             Medium-Term Notes Due
                     Nine Months or More from Date of Issue


                             DISTRIBUTION AGREEMENT



March 4, 1994
MERRILL LYNCH & CO. Merrill Lynch, Pierce, Fenner & Smith
                             Incorporated
World Financial Center
North Tower, 10th Floor
New York, New York  10281-1310

J.P. MORGAN SECURITIES INC.
60 Wall Street
New York, New York  10269


Dear Sirs:

Allergan, Inc., a Delaware corporation (the "Company"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and J.P. Morgan Securities Inc. ("J.P. Morgan" and, together with Merrill Lynch, the "Agents") with respect to the issue and sale by the Company of its Medium-Term Notes described herein (the "Notes"). The Notes are to be issued pursuant to an indenture (the "Indenture", which term as used herein includes any instrument approved by the Company establishing the form and terms of the Notes) dated as of March 1, 1994 between the Company and BankAmerica National Trust Company, as trustee (the "Trustee"). As of the date hereof, the Company has authorized the issuance and sale of up to U.S. $200,000,000 aggregate principal amount (or its equivalent, based upon the applicable exchange rate at the time of issuance, in such foreign or composite currencies as the Company shall designate at the time of issuance) of Notes to or through the Agents pursuant to the terms of this Agreement. It is understood, however, that the Company may from time to time authorize the issuance of additional Notes and that, at the option of the Company, such
additional Notes may be sold to or through the Agents   pursuant to the terms
of this Agreement, all

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as though the issuance of such Notes were authorized as of the date hereof.

    This Agreement provides both for the sale of Notes by the Company to one or more of the Agents as principal for resale to investors and other purchasers and for the sale of Notes by the Company directly to investors (as may from time to time be agreed to by the Company and the related Agent or Agents), in which case the Agents will act as agents of the Company in soliciting Note purchases.

    The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 33-69746) for the registration of $200,000,000 aggregate initial offering price of senior debt securities, including the Notes, under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). Such registration statement has been declared effective by the Commission and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Such registration statement (and any further registration statements which may be filed by the Company for the purpose of registering additional Notes and in connection with which this Agreement is included or incorporated by reference as an exhibit) and the prospectus constituting a part thereof, and any prospectus supplements relating to the Notes, including all documents incorporated therein by reference, as from time to time amended or supplemented by the filing of documents pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1933 Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus", respectively, except that if any revised prospectus shall be provided to the Agents by the Company for use in connection with the offering of the Notes, whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations, the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Agents for such use.

SECTION 1.  Appointment as Agents.

   (a) Appointment. Subject to the terms and conditions stated herein and to the reservation by the Company to sell Notes directly on its own behalf or to appoint other agents to act on its behalf or to assist the Company in the placement of the Notes (provided the Agents are promptly notified of any such appointment and that any such additional agent shall execute an agreement with the Company which contains substantially the same terms and conditions contained herein, including, but not limited to, the commission fee schedule set forth at Schedule A hereto), the Company hereby agrees that Notes will be sold to or through the Agents. Each Agent is authorized to engage the services of

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any other broker or dealer in connection with the offer or sale of the Notes purchased by such Agent as principal for resale to others but is not authorized to appoint sub-agents. In connection with sales by the Agents of Notes purchased by any Agent as principal to other brokers or dealers, such Agent may allow any portion of the discount it has received in connection with such purchase from the Company to such brokers or dealers.

        (b) Sale of Notes. The Company shall not sell or approve the solicitation of purchases of Notes in excess of the amount which shall be authorized by the Company from time to time or in excess of the principal amount of Notes registered pursuant to the Registration Statement. The Agents will have no responsibility for maintaining records with respect to the aggregate principal amount of Notes sold, or of otherwise monitoring the availability of Notes for sale, under the Registration Statement.

        (c) Purchases as Principal. No Agent shall have any obligation to purchase Notes from the Company as principal, but an Agent may agree from time to time to purchase Notes as principal. Any such purchase of Notes by an Agent as principal shall be made in accordance with Section 3(a) hereof.

        (d) Solicitations as Agents. If agreed upon by any Agent and the Company, such Agent, acting solely as agent for the Company and not as principal, will solicit purchases of the Notes. Each Agent will communicate to the Company, orally or in writing, each reasonable offer to purchase Notes solicited by such Agent on an agency basis, other than those offers rejected by such Agent. Each Agent shall have the right, in its discretion reasonably exercised, to reject any proposed purchase of Notes, as a whole or in part, and any such rejection shall not be deemed a breach of the Agent's agreement contained herein. The Company shall have the sole right to accept offers to purchase the Notes and may reject any such offer in whole or in part, and any such rejection shall not be deemed to be a breach of any agreement of the Company contained herein. Each Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company. No Agent shall have any liability to the Company in the event any such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Notes to a purchaser whose offer it has accepted, the Company shall (i) hold the Agents harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) notwithstanding such default, pay to each Agent any commission to which it would be entitled in connection with such sale.

        (e) Reliance. The Company and the Agents agree that any Notes purchased by the Agents shall be purchased, and any Notes the placement of which the Agents arrange shall be placed by the


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Agents, in reliance on the representations, warranties, covenants and agreements of the Company contained herein and on the terms and conditions and in the manner provided herein.

SECTION 2.  Representations and Warranties.

        (a) The Company represents and warrants to each Agent as of the date hereof, as of the date of each acceptance by the Company of an offer for the purchase of Notes (whether to an Agent as principal or through an Agent as agent), as of the date of each delivery of Notes by the Company to the purchasers (whether to an Agent as principal or through an Agent as Agent) (the date of each such delivery to an Agent as principal being hereafter referred to as a "Settlement Date"), and as of any time that the Registration Statement or the Prospectus shall be amended or supplemented (other than by (i) a pricing supplement or an amendment or other supplement providing solely for a change in the interest rates of the Notes or changes in other terms of the Notes or (ii) an amendment or supplement which relates exclusively to an offering of debt securities other than the Notes) or there is filed with the Commission any document incorporated by reference into the Prospectus (each of the times referenced above being referred to herein as a "Representation Date") as follows:

              (i) Due Incorporation and Qualification. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify and be in good standing would not have a material adverse effect on the consolidated financial condition, results of operation or business affairs of the Company and its subsidiaries considered as one enterprise.

              (ii) Subsidiaries. Each subsidiary of the Company which is a significant subsidiary (each, a "Significant Subsidiary") as defined in Rule 405 of Regulation C of the 1933 Act Regulations has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and is duly qualified as a foreign
              corporation to transact business   and is in good standing in
              each jurisdiction in which such

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              qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify and be in good standing would not have a material adverse effect on the consolidated financial condition, results of operation or business affairs of the Company and its subsidiaries considered as one enterprise; and all of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, except for directors' qualifying shares, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

              (iii) Registration Statement and Prospectus. At the time the Registration Statement became effective, the Registration Statement complied, and as of the applicable Representation Date will comply, in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission promulgated thereunder (the "1939 Act Regulations"). The Registration Statement, at the time it became effective, did not, and at each time thereafter at which any amendment to the Registration Statement becomes effective or any Annual Report on Form 10-K is filed by the Company with the Commission and as of each Representation Date, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as of the date hereof does not, and as of each Representation Date will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Agent expressly for use in the Registration Statement or Prospectus or to that part of the Registration Statement that constitutes the Statement of Eligibility of the Trustee under the 1939 Act filed as an exhibit to the Registration Statement (the "Form T-1").


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        (iv)  Incorporated Documents.  The documents incorporated by reference into the Prospectus, at the time they were or hereafter are filed with the Commission, complied or when so filed will comply, as the case may be, in all material respects with the requirements of the 1934 Act and the rules and regulations promulgated thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.

        (v) Accountants. To the best of the Company's knowledge, the accountants who certified the financial statements and supporting schedules included or incorporated by reference in the Registration Statement and Prospectus are independent public accountants within the meaning of the 1933 Act and the 1933 Act Regulations.

        (vi) Financial Statements. The financial statements and any supporting schedules of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations for the periods specified; and, except as stated in the Registration Statement and the Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein; and the Company's ratios of earnings to fixed charges included in the Prospectus under the caption "Ratios of Earnings to Fixed Charges" and in
Exhibit 12 to the Registration Statement have been calculated in compliance with Item 503(d) of Regulation S-K of the Commission.

        (vii) Authorization and Validity of this Agreement, the Indenture and the Notes. This Agreement has been duly authorized, executed and delivered by the Company and, upon execution and delivery by the Agents, will be a valid and legally binding agreement of the Company; the Indenture has been duly authorized, executed and delivered by the Company and, upon execution and delivery by the Trustee, will be a valid and legally binding obligation of the Company enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement of creditors' rights generally or by general equitable principles; the Notes have been duly and validly authorized for issuance, offer and sale pursuant to this Agreement and, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture against payment of the consideration therefor specified in the Prospectus or agreed upon pursuant to the provisions of this Agreement, the Notes will constitute valid and legally binding obligations of the Company enforceable in


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accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement of creditors' rights generally or by general equitable principles; the Notes and the Indenture will be substantially in the form heretofore delivered to the Agents and conform in all material respects to all statements relating thereto contained in the Prospectus; and each holder of Notes will be entitled to the benefits of the Indenture intended to apply to the Notes.

   (viii) Material Changes or Material Transactions. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated therein or contemplated thereby, unless the Company has notified the Agents as provided in Section 4(e) hereof, (a) there has been no material adverse change in the consolidated financial condition, results of operation or business affairs of the Company and its subsidiaries considered as one enterprise nor any development reasonably expected to cause a materially adverse change in the business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business and (b) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material to the Company and its subsidiaries considered as one enterprise.

   (ix) No Defaults. Neither the Company nor any of its Significant Subsidiaries is in violation of its charter or bylaws nor in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or any of them or their properties may be bound, which


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

violation or default would have a material adverse effect on the consolidated financial condition, results of operation or business affairs of the Company and its subsidiaries considered as one enterprise; the execution and delivery of this Agreement and the Indenture and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any such subsidiary is subject, which breach, default or creation of lien, singly or in the aggregate, would cause a material adverse change in the consolidated financial condition, results of operation or business affairs of the Company and its subsidiaries considered as one enterprise, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any applicable law, administrative regulation or administrative or court order or decree.

   (x)  No Authorization, Approval or Consent Required.   No consent,
approval, authorization, order or decree of any court or governmental agency or body is legally required for the consummation by the Company of the transactions contemplated by this Agreement or in connection with the sale of Notes hereunder, except such as have been obtained or rendered, as the case may be, or as may be required under state securities ("Blue Sky") laws.

   (xi) Legal Proceedings; Contracts. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened against or affecting, the Company or any of its subsidiaries, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or could reasonably, if decided adversely, result in any material adverse change in the consolidated financial condition, results of operation or business affairs of the Company and its subsidiaries considered as one enterprise, or could reasonably, if decided adversely, materially and adversely affect the properties or assets thereof or could reasonably, if decided adversely, materially and adversely affect the consummation of this Agreement or the Indenture or any


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transaction contemplated hereby or thereby; all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

   (xii) Patents, Copyrights and Trademarks. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "patent and proprietary rights") presently employed by them, in connection with the business now operated by them, unless the failure to own, possess or acquire such patent or proprietary rights would not cause a material adverse change in the consolidated financial condition, results of operations or business affairs of the Company and its subsidiaries considered as an enterprise or could be reasonably expected to cause a material adverse change in the business prospects of the Company and its subsidiaries considered as one enterprise, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the consolidated financial condition, results of operation or business affairs of the Company and its subsidiaries considered as one enterprise.

   (xiii) Licenses and Permits. The Company and its subsidiaries possess such certificates, authorities, licenses or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority, license or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the consolidated financial condition, results of


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operation or business affairs of the Company and its subsidiaries considered as one enterprise.

   (xiv) Cuba Disclosure. The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the "Cuba Act"), or is exempt therefrom.

   (xv) Not an Investment Company. The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

   (xvi) Commodity Exchange Act. The Notes, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture, will be excluded or exempted under the provisions of the Commodity Exchange Act.

   (b) Additional Certifications. Any certificate signed by any director or officer of the Company and delivered to any Agent or to counsel for the Agents in connection with an offering of Notes through one or more Agents as agent or the sale of Notes to one or more Agents as principal shall be deemed a representation and warranty by the Company to the Agents as to the matters covered thereby on the date of such certificate and at each Representation Date subsequent thereto.

SECTION 3.  Purchases as Principal; Solicitations as Agents.

   (a)  Purchases as Principal.  Unless otherwise agreed by the related
Agent or Agents and the Company, Notes shall be purchased by the Agents as principal. Such purchases shall be made in accordance with terms agreed upon by the related Agent or Agents and the Company (which terms shall be agreed upon orally, with written confirmation prepared by the related Agent or Agents and mailed to the Company). An Agent's commitment to purchase Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each such purchase of Notes by an Agent shall be made by such Agent with the intention of reselling them as soon as practicable, in the sole judgment of such Agent. Each purchase of Notes, unless otherwise agreed, shall be at a discount from the principal amount of each such Note equivalent to the applicable commission set forth in Schedule A hereto. The Agents may engage the services of any other broker or dealer in connection with the resale of the Notes purchased as principal and may allow any portion of the discount received in connection with such purchases from the Company to such brokers and dealers.


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At the time of each purchase of Notes by an Agent as principal, such Agent shall specify the requirements for the stand-off agreement, officer's certificate, opinion of counsel and comfort letter pursuant to Sections 4(k), 7(b), 7(c) and 7(d) hereof.

        (b) Solicitations as Agents. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, when agreed by the Company and the related Agent or Agents, such Agent or Agents, as an agent or agents of the Company, will use reasonable efforts to solicit offers to purchase the Notes upon the terms and conditions set forth herein and in the Prospectus. All Notes sold through an Agent as agent will be sold at 100% of their principal amount unless otherwise agreed to by the Company and such Agent.

        The Company reserves the right, in its sole discretion, to suspend solicitation of offers to purchase the Notes through the Agents, as agents, commencing at any time for any period of time or permanently. Upon receipt of instructions from the Company, the Agents will forthwith suspend solicitation of offers to purchase from the Company until such time as the Company has advised the Agents that such solicitation may be resumed.

        The Company agrees to pay each Agent a commission, in the form of a discount, equal to the applicable percentage of the principal amount of each Note sold by the Company as a result of a solicitation made by such Agent as set forth in Schedule A hereto.

        Each Agent acknowledges and agrees that any funds which such Agent receives in respect of a purchase of Notes, which purchase has been solicited by such Agent, as agent of the Company, will be received, held and disposed of by such Agent, as agent of the Company, subject to the right of such Agent to deduct from the sale proceeds the applicable commission as set forth on Schedule A hereto.

        (c) Administrative Procedures. The purchase price, interest rate or formula, maturity date and other terms of the Notes (as applicable) specified in Exhibit A hereto shall be agreed upon by the Company and one or more Agents and set forth in a pricing supplement to the Prospectus to be prepared in connection with each sale of Notes. Except as may be otherwise provided in such supplement to the Prospectus, the Notes will be issued in denominations of U.S. $1,000 or any larger amount that is an integral multiple of U.S. $1,000.
Administrative procedures with respect to the sale of   Notes shall be agreed
upon from time to time by the Company and the Agents (the "Procedures"). The initial Procedures, which are set forth in Exhibit B hereto, shall remain in effect until changed by agreement among the Company and the Agents. The Agents and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Procedures.


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        (d)  Delivery of Closing Documents.  The documents required to be delivered by Section 5 hereof shall be delivered at the offices of Brown & Wood, 10900 Wilshire Boulevard, Los Angeles, California 90024 on the date hereof, or at such other time or place as the Agents and the Company may agree.

SECTION 4.  Covenants of the Company.

The Company covenants with each Agent as follows:

        (a) Notice of Certain Events. The Company will notify the Agents immediately (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the transmittal to the Commission for filing of any supplement to the Prospectus (other than a pricing supplement) or any document to be filed pursuant to the 1934 Act which will be incorporated by reference in the Prospectus, (iii) of the receipt of any comments from the Commission with respect to the Registration Statement or the Prospectus, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, and (vi) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or the exemption from qualification of the Notes under state securities or Blue Sky laws or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof as soon as practicable; provided, however, unless any Agent hereunder shall at such time hold any Notes as principal for distribution or resale, the Company shall not be required to exercise such reasonable efforts if it shall in its sole discretion determine that it is not in its best interests to do so.

        (b) Notice of Certain Proposed Filings. Except as otherwise provided in this subsection or subsection (l) of this Section, the Company will (i) give the Agents notice of its intention to file (a) any additional registration statement with respect to the registration of additional Notes to be distributed pursuant to this Agreement or (b) any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether by the filing of documents pursuant to the 1933 Act, the 1934 Act or otherwise; (ii) furnish the Agents with copies of any documents referred to in clause (i) above proposed to be filed a reasonable time in advance of filing; and (iii) make available to the Agents copies of documents so filed promptly upon the filing thereof. Notwithstanding the foregoing, except as set forth below, the Company shall not be required to give any Agent notice of its intention to file, to furnish any Agent a copy of in advance of filing, or to make available to any


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Agent (a) Quarterly Reports on Form 10-Q, any Current Report on Form
8-K that includes solely the financial and other information referred to in subsection (f) or (g) of this Section (including a press release containing such information) or any filings pursuant to Section 14 of the 1934 Act; provided, that the Company shall make available to each Agent copies of such documents promptly after the filing thereof; and provided, further, that if any such document is to be filed in order that the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances then existing, then the Company shall give immediate notice (prior to the filing of any such document) to each Agent to cease solicitations of offers to purchase the Notes in its capacity as agent and to cease sales of any Notes an Agent may then own as principal; (b) any pricing supplement to the Prospectus in connection with a sale of Notes (except that a pricing supplement shall be provided to the Agent who solicits the Notes to which such pricing supplement relates); (c) any amendment or supplement to the Prospectus that relates exclusively to an offering of debt securities other than Notes; or (d) any Current Report on Form 8-K filed solely for the purpose of incorporating an exhibit by reference into a registration statement, except that the Company shall make available to each Agent any such Current Report on Form 8-K promptly after the filing thereof.

        (c) Copies of the Registration Statement and the Prospectus. The Company will deliver to the Agents one signed and as many conformed copies of the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as the Agents may reasonably request. The Company will furnish to the Agents as many copies of the Prospectus (as amended or supplemented) as the Agents shall reasonably request so long as any Agent is required to deliver a Prospectus in connection with sales or solicitations of offers to purchase the Notes.

        (d) Preparation of Pricing Supplements. The Company will prepare, with respect to any Notes to be sold through or to the Agents pursuant to this Agreement, a Pricing Supplement with respect to such Notes in a form previously approved by the Agents and will file such Pricing Supplement pursuant to Rule 424(b)(3) under the 1933 Act not later than the close of business of the Commission on the fifth business day after the date on which such Pricing Supplement is first used.

        (e) Revisions of Prospectus -- Material Changes. Except as otherwise provided in subsection (l) of this Section and so long as the Agents are required to deliver a Prospectus in connection with sales or solicitations of offers to purchase the Notes, if at any time during the term of this Agreement any event shall occur or condition exist as a result of which it is necessary, in the opinion of the Company or the reasonable opinion of counsel for the Agents or counsel for the Company, to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, or if it shall be necessary, in the opinion of the Company or the reasonable opinion of either such counsel, to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, immediate notice shall be given, and confirmed in writing, to the Agents to cease the solicitation of offers to purchase the Notes in the Agents' capacity as agents and to cease sales of any Notes an Agent may then own as principal, and the Company will promptly amend or supplement the Registration Statement and the Prospectus, whether by filing documents pursuant to the 1934 Act, the 1933 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement and Prospectus comply with such requirements.

        (f) Prospectus Revisions -- Periodic Financial Information. Except as otherwise provided in subsection (l) of this Section, on the date on which there shall be released to the general public interim financial statement information related to the Company with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Company shall furnish such information to the Agents, confirmed in writing, and shall prior to the delivery of the Prospectus to any purchaser of the Notes purchasing after the date on which such financial information is released to the general public, by the filing of documents pursuant to the 1934 Act, the 1933 Act or otherwise cause the Prospectus to be amended or supplemented to include or incorporate by reference financial information with respect thereto and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations as shall be necessary for compliance, in all material respects, with the requirements of the 1933 Act or the 1933 Act Regulations.

        (g) Prospectus Revisions -- Audited Financial Information. Except as otherwise provided in subsection (l) of this Section, on the date on which there shall be released to the general public financial information included in or derived from the audited financial statements of the Company for the preceding fiscal year, the Company shall furnish such information to the Agents, confirmed in writing, and shall, prior to the delivery of the Prospectus to any purchaser of the Notes purchasing after the date on which such financial information is released to the general public, cause the Registration Statement and the

Prospectus to be amended, whether by the filing of documents pursuant to the 1934 Act, the 1933 Act or otherwise, to include or incorporate by reference such audited financial statements and the report or reports, and consent or consents to such inclusion or incorporation by reference, of the independent accountants with respect thereto, as well as such other information and explanations as shall be necessary for compliance, in all material respects, with the requirements of the 1933 Act or the 1933 Act Regulations.

        (h) Earnings Statements. The Company will make generally available to its security holders and to the Agents in each case as soon as practicable but in any event not later than 15 months after the acceptance by the Company of an offer to purchase Notes hereunder, a consolidated earnings statement (which need not be audited) covering the twelve-month period beginning after the latest of (i) the effective date of the Registration Statement, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such acceptance and (iii) the date of the Company's most recent annual report on Form 10-K filed with the Commission prior to the date of such acceptance, which earnings statement will satisfy the provisions of Section 11(a) of the 1933 Act (and, at the option of the Company, Rule 158 of the 1933 Act Regulations). Nothing in this Section 4(h) shall require the Company to make such earnings statement available more frequently than once in any period of twelve months.

        (i) Blue Sky Qualifications. The Company will endeavor, in cooperation with the Agents, to qualify the Notes for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Agents may reasonably designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Notes; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Notes have been qualified as above provided. The Company will promptly advise the Agents of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any such state or jurisdiction or the initiating or threatening of any proceeding for such purpose.

        (j) 1934 Act Filings. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file timely all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act. Such documents will comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations and to the extent such documents are incorporated by reference in the Prospectus, when read together with the other information in or incorporated by reference into the Prospectus, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

   (k) Stand-Off Agreement. If specified by an Agent in connection with a purchase by such Agent of Notes as principal, between the date of the agreement to purchase such Notes and the Settlement Date with respect to such purchase, the Company will not, without such Agent's prior written consent, directly or indirectly, offer or sell, or enter into any agreement to sell, any debt securities of the Company which mature more than nine months from their settlement date or are otherwise substantially similar to the Notes.

   (l) Suspension of Certain Obligations. The Company shall not be required to comply with the provisions of subsections (b), (c), (d), (e), (f),
(g), (i) or (j) of this Section or the provisions of Section 7 hereof during any period from the time (i) the Agents shall have been notified to suspend solicitation of purchases of the Notes in their capacity as agents pursuant to a request from the Company and (ii) the Agents shall not then hold any Notes purchased as principal pursuant hereto, until the time the Company shall determine that solicitation of purchases of the Notes should be resumed or any Agent shall subsequently purchase Notes from the Company as principal.

   (m) Use of Proceeds. The Company will use the net proceeds received by it from the sale from time to time of Notes in the manner specified in the Prospectus under "Use of Proceeds."

SECTION 5.  Conditions of Obligations.

   The obligations of the Agents to purchase Notes as principal and to solicit offers to purchase the Notes as agents of the Company, and the obligations of any purchasers of the Notes sold through the Agents as agents, will be subject to the accuracy, as of the applicable Representation Date, of the representations and warranties on the part of the Company herein and to the accuracy, as of the date made, of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance and observance by the Company of all its covenants and agreements herein contained and to the following additional conditions precedent:

   (a) Legal Opinions. On the date hereof, the Agents shall have received the following legal opinions, dated as of the date hereof and in form and substance satisfactory to the Agents and counsel for the Agents:

   (1) Opinion of Internal Counsel. The opinion of Francis R. Tunney, Esq., General Counsel of the Company, to the effect that:

   (i) To the best of such counsel's knowledge, the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify and be in good standing would not have a material adverse effect on the consolidated financial condition, results of operation or business affairs of the Company and its subsidiaries considered as one enterprise.

   (ii) Each Significant Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, and, to the best of such counsel's knowledge, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify and be in good standing would not have a material adverse effect on the consolidated financial condition, results of operation or business affairs of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable, and, except for directors' qualifying shares, is owned by the Company, free and clear of any mortgage, pledge, lien, encumbrance, claim or equity.

   (iii) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Prospectus, other than those disclosed therein, and all pending legal or governmental proceedings to which the Company or any subsidiary of the Company is a party or of which any of their property is the subject which are not described in the Registration Statement (including the documents incorporated by reference therein), including ordinary routine litigation incidental to the business of the Company or any such subsidiary, are, considered in the aggregate, not material.

  (iv) To the best of such counsel's knowledge, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments or documents required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, the descriptions thereof or references thereto are correct, and no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to, filed or incorporated by reference.

  (v) Each document filed pursuant to the 1934 Act and incorporated by reference in the Prospectus (other than the financial statements and other financial and statistical data included or incorporated by reference therein and the Statement of Eligibility on Form T-1 filed with the Commission with respect thereto, as to which such counsel need express no opinion) complied when filed as to form in all material respects with the 1934 Act and the 1934 Act Regulations.

  (vi) The information contained in the Prospectus through incorporation by reference of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1992 under the caption "Legal Proceedings", to the extent it constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by such counsel and is correct.

  (2)  Opinion of Company Counsel.  The opinion of Gibson, Dunn &
Crutcher, counsel to the Company, to the effect that:

  (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

  (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus.

  (iii) This Agreement has been duly and validly authorized, executed and delivered by the Company.

  (iv) The Indenture has been duly and validly authorized, executed and delivered by the Company and (assuming the Indenture has been duly authorized, executed and delivered by the Trustee) constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement of creditors' rights generally, or by general equity principles.

  (v) The Notes, in the form(s) certified by the Company as of the date hereof, are in due and proper form and have been duly authorized by the Company for issuance, offer and sale pursuant to this Agreement and, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee) against payment of the consideration therefor, the Notes will constitute valid and legally binding obligations of, the Company, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement of creditors' rights generally or by general equity principles, and each holder of Notes will be entitled to the benefits of the Indenture applicable to the Notes.

   (vi) The statements in the Prospectus Supplement under the caption "Description of Notes" and in the Prospectus under the caption "Description of the Debt Securities", insofar as they purport to summarize certain provisions of documents specifically referred to therein, are in all material respects accurate summaries of such provisions.

   (vii)  The Indenture has been duly qualified under the 1939 Act.

   (viii) The Registration Statement has become effective under the 1933
Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

   (ix) At the time the Registration Statement became effective, the Registration Statement (other than the financial statements and other financial and statistical data included or incorporated by reference therein and the Statement of Eligibility on Form T-1 filed with the Commission with respect thereto, as to which such counsel need express no opinion) appeared on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations.

   (x) The Notes and the Indenture conform in all material respects to the respective descriptions thereof contained in the Prospectus.

   (xi) To the best of such counsel's knowledge, neither the Company nor any of its Significant Subsidiaries is in violation of its charter or bylaws. The execution and delivery of this Agreement or of the Indenture, or the consummation by the Company of the transactions contemplated herein and therein will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Significant Subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument identified to such counsel as being material and to which the Company or any such subsidiary is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any such subsidiary is subject, or any law, administrative regulation or administrative or court decree known to such counsel to be applicable to the Company of any court or governmental agency, authority or body or any arbitrator having jurisdiction over the Company; nor will such action result in any violation of the provisions of the charter or by-laws of the Company.

   (xii) No consent, approval, authorization, order or decree of any court or governmental agency or body (including the Commission) is required for the consummation by the Company of the transactions contemplated by this Agreement or in connection with the sale of Notes hereunder, except such as have been obtained or rendered, as the case may be, or as may be required under state securities laws.

   (xiii) The information contained in the Prospectus Supplement under the caption "Certain United States Federal Income Tax Considerations", to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by such counsel and is correct.

   (3) Opinion of Counsel for the Agents. The opinion of Brown & Wood, counsel for the Agents, covering the matters referred to in subparagraph (2) under the subheadings (i) and (iii) to (ix), inclusive, above.

   (4) In giving their opinions required by subsection (a)(2) and (a)(3) of this Section, Gibson, Dunn & Crutcher and Brown & Wood shall each additionally state that they have participated in conferences with officers and other representatives of the Company, counsel employed by the Company, representatives of the independent public accountants for the Company, representatives of the Agents and counsel for the Agents, at which conferences the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (other than the statements in the Prospectus and Prospectus Supplement referred to in Sections 5(a)(2)(vi) and 5(a)(2)(xiii) hereof) and have not made any independent check or verification thereof, on the basis of the foregoing, no facts have come to such counsel's attention that lead them to believe that either (A) the Registration Statement (including the documents incorporated by reference therein) at the time such Registration Statement became effective (which, for the purposes of this paragraph, shall have the meaning set forth in Rule 158(c) of the 1933 Act Regulations) or, if such opinion is being delivered pursuant to Section 7(c) hereof as a result of a purchase of notes by an Agent as principal, at the time of purchase of any of the Notes by such Agent as principal, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) the Prospectus (including the documents incorporated by reference therein) as of the date of this Agreement (or, if the opinion is being given pursuant to Section 7(c) hereof as a result of the purchase of Notes by an Agent as principal, at the date of agreement by such Agent to purchase Notes as principal and at the Settlement Date with respect to such purchase) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need express no opinion with respect to (i) the financial statements, schedules and other financial data included or incorporated by reference in the Registration Statement or the Prospectus or (ii) the Form T-1.

        (b) Officer's Certificate. At the date hereof, the Agents shall have received a certificate of the President or Vice President and the chief financial or chief accounting officer of the Company, dated as of the date hereof, to the effect that (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus or since the date of any agreement by an Agent to purchase Notes as principal, there has not been any material adverse change in the consolidated financial condition, results of operation or business affairs of the Company and its subsidiaries considered as one enterprise nor any development reasonably expected to cause a materially adverse change in the business prospects of the Company and its subsidiaries considered as one enterprise not reflected in or contemplated by the Prospectus, whether or not arising in the ordinary course of business,
(ii) the other representations and warranties of the Company contained in
Section 2 hereof are true and correct with the same force and effect as though expressly made at and as of the date of such certificate, (iii) the Company has performed or complied with all agreements and satisfied all conditions required by this Agreement on its part to be performed or satisfied at or prior to the date of such certificate, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that
purpose have been initiated or, to the best of such officer's   knowledge,
threatened by the Commission.

        (c) Comfort Letter. On the date hereof, the Agents shall have received a letter from KPMG Peat Marwick, dated as of the date hereof and in form and substance satisfactory to the Agents, to the effect that:

        (i) They are independent public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations.

        (ii) In their opinion, the consolidated financial statements and supporting schedule(s) of the Company and its subsidiaries examined by them and included or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations with respect to registration statements on Form S-3 and the 1934 Act and the 1934 Act Regulations.

        (iii) They have performed specified procedures, not constituting an audit, including a reading of the latest available interim financial statements of the Company and its indicated subsidiaries, a reading of the minute books of the Company and such subsidiaries since the end of the most recent fiscal year with respect to which an audit report has been issued, inquiries of and discussions with certain officials of the Company and such subsidiaries responsible for financial and accounting matters with respect to the unaudited consolidated financial statements included or incorporated by reference in the Registration Statement and Prospectus and the latest available interim unaudited financial statements of the Company and its subsidiaries, and such other inquiries and procedures as may be specified in such letter, and on the basis of such inquiries and procedures nothing came to their attention that caused them to believe that: (A) the unaudited consolidated financial statements of the

Company and its subsidiaries included or incorporated by reference in the Registration Statement and Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations or were not fairly presented in conformity with generally accepted accounting principles in the United States applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference therein, or (B) at a specified date not more than five days prior to the date of such letter, there was any change in the consolidated capital stock or any increase in consolidated long-term debt of the Company and its subsidiaries or any decrease in the consolidated net assets of the Company and its subsidiaries, in each case as compared with the amounts shown on the most recent consolidated balance sheet of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and Prospectus or, during the period from the date of such balance sheet to a specified date not more than five days prior to the date of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues or net income of the Company and its subsidiaries, except in each such case as set forth in or contemplated by the Registration Statement and Prospectus or except for such exceptions
enumerated in such letter as shall have been agreed to by the   Agents and the
Company.

        (iv) In addition to the examination referred to in their report included or incorporated by reference in the Registration Statement and the Prospectus, and the limited procedures referred to in clause (iii) above, they have carried out certain other specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and Prospectus and which are specified by the Agents, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

        (d) Other Documents. On the date hereof and on each Settlement Date, counsel for the Agents shall have been furnished with such documents and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of Notes as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained.

If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement (or, at the option of the Agent party thereto, any applicable agreement by such Agent to purchase Notes as principal) may be terminated by any of the Agents (as to itself only) by notice to the Company at any time and any such termination shall be without liability of any party to any other party, except that the covenant regarding provision of an earnings statement set forth in Section 4(h) hereof, the provisions concerning payment of expenses under Section 10 hereof, the indemnity and contribution agreements set forth in Sections 8 and 9 hereof, the provisions concerning the representations, warranties and agreements to survive delivery set forth in Section 11 hereof, the provisions relating to governing law set forth in Section 15 and the provisions set forth under "Parties" of Section 16 hereof shall remain in effect.

SECTION 6.  Delivery of and Payment for Notes Sold through the Agents.

        Delivery of Notes sold through an Agent as agent shall be made by the Company to such Agent for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a Note on the date fixed for settlement, the Agent shall promptly notify the Company and deliver the Note to the Company, and, if the Agent has theretofore paid the Company for such Note, the Company will promptly return such funds to the Agent. If such failure occurred for any reason other than default by the Agent in the performance of its obligations hereunder, the Company will reimburse such Agent on an equitable basis for its loss of the use of the funds for the period such funds were credited to the Company's account.

SECTION 7.  Additional Covenants of the Company.

        The Company covenants and agrees with the Agents that:

        (a) Reaffirmation of Representations and Warranties. Each acceptance by it of an offer for the purchase of Notes (whether to any Agent as principal or through any Agent as agent), and each delivery of Notes to one or more of the Agents (whether to any Agent as principal or through any Agent as agent), shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement and in any certificate theretofore delivered to the Agents pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or its agent, or to the Agent or Agents, of the Note or Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and Prospectus as amended and supplemented to each such time).

        (b) Subsequent Delivery of Certificates. Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than by a pricing supplement or an amendment or supplement providing solely for a change in the interest rates of Notes or similar changes, and, unless the Agents shall otherwise specify, other than by an amendment or supplement which relates exclusively to an offering of debt securities other than the Notes), (ii) there is filed with the Commission any document incorporated by reference into the Prospectus (other than any Current Report on Form 8-K relating exclusively to the issuance of debt securities under the Registration Statement, unless the Agents shall otherwise specify), (iii) (if required in connection with the purchase of Notes by any Agent as principal) the Company sells Notes to one or more Agents as principal or (iv) if the Company issues and sells Notes in a form not previously certified to the Agents by the Company, the Company shall furnish or cause to be furnished to the Agents as soon as possible a certificate dated the date of filing with the Commission of such supplement or document, the date of effectiveness of such amendment, or the date of such sale, as the case may be, in form satisfactory to the Agents and to counsel for the Agents to the effect that the statements contained in the certificate referred to in Section 5(b) hereof which was last furnished to the Agents are true and correct at the time of such amendment, supplement, filing or sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 5(b), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

        (c) Subsequent Delivery of Legal Opinions. Each time that (1) the Registration Statement or the Prospectus shall be amended or supplemented (other than (i) by an amendment or supplement relating solely to the interest rates, interest payment dates or maturity dates of the Notes or similar information, (ii) solely for the inclusion of additional financial information (including any management's discussion and analysis), or (iii) by an amendment or supplement which is not required to be made available by the Company to any Agent pursuant to Section 4(b), or (2) there is filed with the Commission the Company's Annual Report on Form 10-K and such Annual Report is incorporated by reference into the Prospectus or (3) (if required in connection with the purchase of Notes by any Agent as principal) the Company sells Notes to one or more Agents as principal, the Company shall furnish or cause to be furnished as soon as practicable to the

Agents and to counsel for the Agents a written opinion of Gibson, Dunn & Crutcher, Counsel to the Company and a written opinion of the General Counsel for the Company to the Agents dated the date of filing with the Commission of such supplement or document, the date of effectiveness of such amendment, or the date of such sale, as the case may be, in form and substance satisfactory to the Agents and counsel for the Agents, of the same tenor as the opinions referred to in Sections 5(a)(1) hereof, with respect to the Company's General Counsel, and Sections 5(a)(2) and 5(a)(4) hereof, with respect to Gibson, Dunn & Crutcher, but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion; or, in lieu of such opinion, counsel last furnishing such opinion to the Agents shall furnish the Agents with a letter to the effect that the Agents may rely on such last opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance). Notwithstanding the requirements of this subsection, each time that the Registration Statement or the Prospectus shall be amended or supplemented by the filing of a Quarterly Report on Form 10-Q or any Current Report on Form 8-K, the opinions required to be delivered under Sections 5(a)(1), 5(a)(2) and 5(a)(4) hereof pursuant to the immediately preceding sentence shall be delivered solely by the Company's General Counsel and the opinion of Gibson, Dunn & Crutcher, counsel for the Company, shall not be required.

(d) Subsequent Delivery of Comfort Letters. Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information or there is filed with the Commission any document incorporated by reference into the Prospectus which contains additional financial information, or (ii) (if required in connection with the purchase of Notes by any Agent as principal) the Company sells Notes to one or more Agents as principal, the Company shall cause KPMG Peat Marwick or their successors as soon as practicable to furnish the Agents a letter, dated the date of effectiveness of such amendment, supplement or document with the Commission, or the date of such sale, as the case may be, in form reasonably satisfactory to the Agents, of the same tenor as the portions of the letter referred to in clauses (i) and (ii) of Section 5(c) hereof but modified to relate to the Registration Statement and Prospectus, as amended and supplemented to the date of such letter, and of the same general tenor as the portions of the letter referred to in clauses (iii) and (iv) of said Section 5(c) with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company; provided, however, that if the Registration Statement or the Prospectus is amended or supplemented solely to include financial information as of and for a fiscal quarter, KPMG Peat Marwick or their successors may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement unless any other information included therein of an accounting, financial or statistical nature is of such a nature that, in the reasonable judgment of the Agents, such letter should cover such other information.

SECTION 8.  Indemnification.

  (a) Indemnification of the Agents. The Company agrees to indemnify and hold harmless each Agent and each person, if any, who controls any Agent within the meaning of Section 15 of the 1933 Act as follows:

       (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

    (iii) against any and all expense whatsoever, as incurred, (including the fees and disbursements of counsel chosen by each Agent), as incurred, reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above.

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense (A) to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Agents expressly for use in the Registration Statement (or any amendment thereto), or (B) to the extent arising out of or based upon any untrue statement or omission or alleged untrue statement or omission made in reliance upon the Trustee's statement of Eligibility under the 1939 Act filed as an exhibit to the Registration Statement, or (C) to the extent arising out of any untrue statement or omission or alleged untrue statement or omission in the Prospectus if such untrue statement or omission or alleged untrue statement or omission is corrected in all material respects in an amendment or supplement to the Prospectus, and if, having previously been furnished by or on behalf of the Company with copies of the Prospectus, as so amended or supplemented, such Agent thereafter failed to deliver such Prospectus, as so amended or supplemented, prior to or concurrently with the sale of a Note or Notes to the person asserting such loss, liability, claim damage or expense who purchased such Note or Notes, which are the subject thereof from such Agent, or (D) as to which such Agent may be required to indemnify the Company pursuant to the provisions of subsection (b) of this Section 8.

     (b) Indemnification of Company. Each Agent agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 8, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

     (c) General. Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

SECTION 9.  Contribution

In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 8 hereof is for any reason held to be unavailable to or insufficient to hold harmless the indemnified parties although applicable in accordance with its terms, the Company and the Agents shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the Agents, as incurred, in such proportions that each Agent is responsible for that portion represented by the percentage that the total commissions and underwriting discounts or other compensation or remuneration received by such Agent to the date of such liability bears to the total sales price from the sale of Notes sold to or through such Agent to the date of such liability, and the Company is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Agent within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Agent, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

SECTION 10.  Payment of Expenses.

The Company will pay all expenses incident to the performance of its obligations under this Agreement, including:

    (a) The preparation and filing of the Registration Statement and all amendments thereto and the Prospectus and any amendments or supplements thereto;

    (b)  The preparation, filing and reproduction of this Agreement;

    (c) The preparation, printing, issuance and delivery of the Notes, including any fees and expenses relating to the use of book-entry notes;

    (d) The fees and disbursements of the Company's accountants and counsel, of the Trustee and its counsel, and of any Calculation Agent or Exchange Rate Agent;

    (e) The reasonable fees and disbursements of Brown & Wood (or such other counsel as is reasonably acceptable to the Company), incurred from time to time in connection with the transactions contemplated hereby.

        (f) The qualification of the Notes under state securities laws in accordance with the provisions of Section 4(i) hereof, including filing fees and the reasonable fees and disbursements of Brown & Wood (or such other counsel as is reasonably acceptable to the Company), as counsel for the Agents in connection therewith and in connection with the preparation of any Blue Sky Survey and any Legal Investment Survey;

        (g) The printing and delivery to the Agents in quantities as hereinabove stated of copies of the Registration Statement and any amendments thereto, and of the Prospectus and any amendments or supplements thereto, and the delivery by the Agents of the Prospectus and any amendments or supplements thereto in connection with solicitations or confirmations of sales of the Notes;

        (h) The preparation, printing, reproducing and delivery to the Agents of copies of the Indenture and all supplements and amendments thereto;

        (i)  Any fees charged by rating agencies for the rating of the Notes;

        (j) The fees and expenses incurred in connection with the listing of the Notes on any securities exchange;

        (k) The fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc.;

        (l) Any advertising and other out-of-pocket expenses of the Agents incurred with the prior written approval of the Company;

        (m) The cost of providing any CUSIP or other identification numbers for the Notes; and

        (n) The fees and expenses of any Depositary (as defined in the Indenture) and any nominees thereof in connection with the Notes.

SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto or thereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Agent or any controlling person thereof, or by or on behalf of the Company, and shall survive each delivery of and payment for any of the Notes.

SECTION 12.  Termination.

        (a) Termination of this Agreement. This Agreement (excluding any agreement hereunder by any Agent to purchase Notes as principal) may be terminated for any reason, at any time by either the Company or the Agents upon the giving of 15 days' written notice of such termination to the other party hereto; provided, however, that the termination of this Agreement by an Agent shall terminate this Agreement only between such Agent and the Company and the Company's notice of termination as to any one Agent shall terminate this Agreement only between itself and such Agent.

        (b) Termination of Agreement to Purchase Notes as Principal. An Agent may terminate any agreement hereunder by such Agent to purchase Notes as principal, immediately upon notice to the Company, at any time prior to the Settlement Date relating thereto (i) if there has been, since the date of such agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the consolidated financial condition, results of operations or business affairs of the Company and its subsidiaries considered as one enterprise or any developments reasonably expected to cause a material adverse change in the business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there shall have occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other national or international calamity or crisis the effect of which is such as to make it, in the reasonable judgment of such Agent, impracticable to market the Notes or enforce contracts for the sale of the Notes, or (iii) if trading in any securities of the Company has been suspended by the Commission or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange shall have been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium shall have been declared by either Federal, New York or California authorities or if a banking moratorium shall have been declared by the relevant authorities in the country or countries of origin of any foreign currency or currencies in which the Notes are denominated or payable, or (iv) if the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company as of the date of any applicable principal purchase shall have been lowered since that date or if any such rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt securities of the Company, or (v) if there shall have come to the attention of the Agent or Agents party to such agreement any facts that would cause such Agent or Agents, as the case may be, to reasonably believe that the Prospectus, at the time it was required to be delivered to a purchaser of Notes, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading.

        (c) General. In the event of any such termination, no party will have any liability to any other party hereto, except that (i) each Agent shall be entitled to any commission earned in accordance with the third paragraph of
Section 3(b) hereof, (ii) if at the time of termination (a) any Agent shall own any Notes purchased by such Agent as principal with the intention of reselling them or (b) an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or his agent of the Note or Notes relating thereto has not occurred, the covenants set forth in Sections 4 (subject to the provision of subsection 4(l)) and 7 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and
(iii) the covenant set forth in Section 4(h) hereof, the provisions of Section 10 hereof, the indemnity and contribution agreements set forth in Sections 8 and 9 hereof, and the provisions of Sections 11, 15 and 16 hereof shall remain in effect.

SECTION 13.  Default by an Agent Purchasing Notes as Principal.

        If any Agent or Agents purchasing Notes as principal hereunder shall fail to purchase and pay for any of the Notes agreed in such transaction to be purchased by such Agent or Agents, and such failure to purchase shall constitute a default in the performance of its or their obligations to purchase such Notes in such transaction, and

        (i) if the aggregate principal amount of Notes which the defaulting Agent or Agents agreed but failed to purchase as principal does not exceed 10% of the aggregate principal amount of Notes agreed to be purchased in such transaction by all Agents, then the Company shall have the right to require each nondefaulting Agent to purchase at the applicable Settlement Date the aggregate principal amount of Notes which such Agent agreed to purchase as principal in such transaction, and, in addition, to require each nondefaulting Agent to purchase its pro rata proportion of the Notes (based on the aggregate principal amount of Notes such nondefaulting Agent agreed to purchase as principal in such transaction) originally agreed to be purchased by such defaulting Agent or Agents; but nothing herein shall relieve a defaulting Agent of its liability, if any, to the Company and any nondefaulting Agent for its default hereunder; or

        (ii) if the aggregate principal amount of Notes which the defaulting Agent or Agents agreed but failed to purchase as principal exceeds 10% of the aggregate principal amount of Notes agreed to be purchased in such transaction by all Agents, or if the Company shall not exercise the right described in subsection
         (i) above to require nondefaulting Agents to purchase Notes of a defaulting Agent or Agents, the nondefaulting Agent or Agents shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Notes agreed by the Agents to be purchased as principal in such transaction, and if such nondefaulting Agent or Agents do not purchase all such Notes, the applicable agreement to purchase such Notes as principal shall terminate without liability to any nondefaulting Agent or the Company, except for the indemnity and contribution agreements in Sections 8 and 9 hereof and the expense provisions provided in Section 10 hereof; but nothing herein shall relieve a defaulting Agent of its liability, if any, to the Company and any nondefaulting Agent for its default hereunder.

        In the event of a default by any Agent as set forth in this Section 13, the Settlement Date with respect to such purchase of Notes as principal shall be postponed for such period, not exceeding seven days, as the lead nondefaulting Agent or, if no Agent is the lead nondefaulting Agent, the nondefaulting Agent or Agents, shall determine in order that the required changes in the Registration Statement and the Prospectus or Pricing Supplement or in any other document or arrangements may be effected.

SECTION 14.  Notices.

        Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified below.

       If to the Company:

          Allergan, Inc.
          2525 Dupont Drive
          Irvine, California 92715-1599
          Attention:  Vice President and
          Fax:  (714) 724-4162

          with copies to:
          Attention:  General Counsel
          Fax:  (714) 752-4774

        If to Merrill Lynch:
            Merrill Lynch & Co.
            Merrill Lynch, Pierce, Fenner & Smith
                       Incorporated
            North Tower - 10th Floor
            World Financial Center
            New York, New York  10281-1310
            Attention:  MTN Product Management
            Fax:  (212) 449-2234

         If to J.P. Morgan:

            J.P. Morgan Securities Inc.
            60 Wall Street
            New York, New York 10260-0060
            Attention:   Medium-Term Note Desk, Third Floor
            Fax:  (212) 648-5909

or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 14.

SECTION 15.  Governing Law; Forum.

        This Agreement and all the rights and obligations of the parties shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State. Any suit, action or proceeding brought by the Company against the Agent in connection with or arising under this Agreement shall be brought solely in the state or federal court of appropriate jurisdiction located in the Borough of Manhattan, The City of New York.

SECTION 16.  Parties.

        This Agreement shall inure to the benefit of and be binding upon the Agents and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Sections 8 and 9 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase.

        If the foregoing is in accordance with the Agents' understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Agents and the Company in accordance with its terms.

                               Very truly yours,

                               ALLERGAN, INC.


                               By: _______________________________
                                   Name:
                                   Title:

Accepted:

MERRILL LYNCH, PIERCE, FENNER & SMITH
           INCORPORATED


By:  __________________________________
     Name:
     Title:


J.P. MORGAN SECURITIES INC.


By:  __________________________________
     Name:
    Title:

                                                                       EXHIBIT A

                   The following terms, if applicable, shall be agreed to by
               the Agents and the Company in connection with each sale of Notes:

                           Principal Amount: $_______
                   (or principal amount of foreign currency)

                           Interest Rate:
                       If Fixed Rate Note, Interest Rate:

                           If Floating Rate Note:
                           Interest Rate Basis:
                           Initial Interest Rate:
                           Spread or Spread Multiplier, if any:
                           Interest Reset Date(s):
                           Interest Payment Date(s):
                           Index Maturity:
                           Maximum Interest Rate, if any:
                           Minimum Interest Rate, if any:
                           Interest Reset Period:
                           Interest Payment Period:
                           Calculation Agent:

                       If Redeemable:
                           Initial Redemption Date:
                           Initial Redemption Percentage:
                           Annual Redemption Percentage Reduction:
                       If Repayable:
                           Optional Repayment Date(s):

                       Date of Maturity:
                       Purchase Price:  ___%
                       Settlement Date and Time:
                       Currency of Denomination:
                       Denominations (if currency is other
                       than U.S. dollar):
                       Currency of Payment:
                       Additional Terms:

Also, in connection with the purchase of Notes by an Agent as principal, agreement as to whether the following will be required:

           Officer's Certificate pursuant to Section 7(b) of the Distribution Agreement.
           Legal Opinion pursuant to Section 7(c) of the Distribution
      Agreement.
           Comfort Letter pursuant to Section 7(d) of the Distribution
      Agreement.
           Stand-off Agreement pursuant to Section 4(k) of the Distribution Agreement.

                                   SCHEDULE A

 As compensation for the services of the Agents hereunder, the Company shall pay the related Agent, on a discount basis, a commission for the sale of each Note by such Agent equal to the principal amount of such Note multiplied by the appropriate percentage set forth below:

                                                             PERCENT OF
         MATURITY RANGES                                  PRINCIPAL AMOUNT
         -----------------------------------------------------------------
         From 9 months to less than 1 year . . . . . . .       .125%

         From 1 year to less than 18 months. . . . . . .       .150

         From 18 months to less than 2 years . . . . . .       .200

         From 2 years to less than 3 years  . . . . . . .      .250

         From 3 years to less than 4 years  . . . . . . .      .350

         From 4 years to less than 5 years . . . . . . . .     .450

         From 5 years to less than 6 years  . . . . . . . .    .500

         From 6 years to less than 7 years  . . . . . . . .    .550

         From 7 years to less than 10 years  . . . . . . .     .600

         From 10 years to less than 15 years  . . . . . . .    .625

         From 15 years to less than 20 years  . . . . . . .    .700

         From 20 years to 30 years . . . . . . . . . . . .     .750

         More than 30 years As agreed to by the Company and the Agent at the related time of sale.